Blue Sphere Corporation S-1

Exhibit 10.61

BLUE SPHERE CORPORATION

WARRANT

WARRANT NUMBER:	[___]
ISSUANCE DATE:	[___], 2017

FOR VALUE RECEIVED, BLUE SPHERE CORPORATION, a Nevada corporation (the “Company”), as of [___], 2017 (the “Issuance Date”), hereby certifies that [___], or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company [___] shares (the “Warrant Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), exercisable at the per share Exercise Price (as defined in Section 5). This Warrant may be exercised any time after issuance through and including the fifth (5th) anniversary of the Issuance Date (the “Expiration Date”), subject to the following terms and conditions set out in this Warrant.

1.

Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.

Registration of Transfers and Exchange of Warrants.

(a)

The Company or the transfer agent shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant to the Company at the office specified in or pursuant to Section 11. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

(b)

This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 11 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

3.

Exercise of Warrants.

(a)

This Warrant may be exercised at any time and from time to time from and after the Issuance Date and through and including the Expiration Date, for such number of Warrant Shares as is indicated in the form of “Election to Purchase”, which is attached hereto and incorporated herein as Exhibit A. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant. At 5:00 P.M., New York time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company, in its sole discretion, may extend the duration of the Warrants by delaying the Expiration Date, provided, that the Company shall provide at least five (5) days prior written notice of any such extension to Warrant Holders, and provided further, that any such extension shall be identical in duration among all identical warrants issued in connection with this Warrant.

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(b)

Exercise of this Warrant shall be made upon surrender of this Warrant with an Election to Purchase in the form attached hereto (or attached to such New Warrant), duly completed and signed to the Company, at its address set forth in Section 11.

(c)

A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with an Election to Purchase in the form attached hereto (or attached to such New Warrant), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased, as set forth herein.

(d)

Payment upon exercise may be made at the written option of the Warrant Holder either by cashless exercise, as set forth in Section 4, or in cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate purchase price, for the number of Warrant Shares specified in the Election to Purchase (as such exercise number shall be adjusted to reflect any adjustment in the total number of Warrant Shares issuable to the Warrant Holder per the terms of this Warrant) and the Warrant Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable Warrant Shares determined as provided herein.

(e)

The Company shall promptly, but in no event later than ten (10) business days after the Date of Exercise as defined herein, issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless (i) a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), then the Warrant Shares will bear a Securities Act restrictive legend, or (ii) this Warrant shall have been issued pursuant to a written agreement between the original Warrant Holder and the Company, as required by such agreement. If no such restrictive legend is applicable, upon request of the Warrant Holder, the Warrant Shares will be recorded by book entry with the Company’s transfer agent. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

4.

Cashless Exercise.

(a)

If at any time following the Issuance Date and prior to the Expiration Date there is not an effective registration statement on file with the U.S. Securities anrd Exchange Commission covering the resale of the Warrant Shares by the Warrant Holder, then at such time this Warrant may also be exercised by means of a cashless exercise. In such event, the Warrant Holder shall surrender this Warrant to the Company, together with a notice of cashless exercise, and the Company shall issue to the Warrant Holder the number of Warrant Shares determined as follows:

X = (Y * (A-B)) / A

where:

X =

The number of Warrant Shares to be issued to the Warrant Holder.

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Y =

the number of Warrant Shares that would be issuable upon exercise of the Warrant in accordance with the terms of the Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

A =

The VWAP on the trading day immediately prior to the Date of Exercise.

B =

The Exercise Price of the Warrant, as adjusted as set forth herein.

(b)

For purposes of Rule 144 of the Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Warrant Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

(c)

For purposes of this Agreement, “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a national U.S. trading market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on such trading market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the OTCQB maintained by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company, the fees and expenses of which shall be paid by the Company.

(d)

If the Warrant Shares are issued in such a cashless exercise, the Company acknowledges and agrees that, in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised and the Company agrees not to take any position contrary thereto.

5.

Exercise Price. Subject to the provisions hereof, this Warrant shall entitle the Warrant Holder to purchase from the Company the number of shares of Common Stock stated herein, at the price of USD $3.30 per share, subject to adjustment as provided herein.

6.

Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would be issuable on the exercise of this Warrant, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the nearest whole number the number of shares of Common Stock to be issued to the Warrant Holder.

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7.

Adjustments.

(a)

Adjustment upon Subdivisions or Combinations. If the Company at any time after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization, reorganization, scheme of arrangement or otherwise) its outstanding Common Stock into a greater number of shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time after the Issuance Date combines (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) its outstanding Common Stock into a smaller number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 7 shall become effective at 5:00 p.m., New York City time on the date the subdivision or combination or ratio change becomes effective.

(b)

Reclassification, Consolidation, Purchase, Combination, Sale or Conveyance. If, at any time while the Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any direct or indirect purchase offer, tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making, such purchase offer, tender offer or exchange offer), (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of Common Stock or any compulsory share exchange pursuant to which the shares of Common Stock are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the outstanding Common Stock (not including any Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Warrant Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitations on exercise of the Warrant, including without limitation, the Beneficial Ownership Limitation), the number of shares, if any, of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitations on exercise of the Warrant, including without limitation, the Beneficial Ownership Limitation). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Warrant Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”), to assume in writing all of the obligations of the Company under this Agreement in accordance with the provisions of this Section 7 pursuant to a written agreement in customary form and shall, upon the written request of the Warrant Holder, deliver to the Warrant Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant that is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity), if any, plus any Alternate Consideration, receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant was exercisable immediately prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock, if any, plus any Alternate Consideration (but taking into account the relative value of the shares of Common Stock prior to such Fundamental Transaction and the value of such shares of capital stock plus Alternative Consideration after that Fundamental Transaction, for the purpose of protecting the economic value this Warrant had immediately prior to the consummation of such Fundamental Transaction). Upon the occurrence of any such Fundamental Transaction the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Agreement and this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

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Any supplemented or amended agreement entered into by the successor corporation or transferee shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7. The provisions of this Section 7 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and conveyances of the kind described above.

(c)

Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 7 are strictly applicable, but which would require an adjustment to the terms of this Warrant in order to (i) avoid an adverse impact on this Warrant and (ii) effectuate the clear intent and purpose of this Section 7, then, in each such case, the Company’s Board of Directors shall make such adjustments in the application of such provisions, as shall be reasonably necessary, in the good faith opinion of the Company’s Board of Directors, to effectuate the intent and purpose of this Section 7.

8.

Other Rights.

(a)

Purchase Rights. If, during the Exercise Period, the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then, in each such case, the Warrant Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Warrant Holder could have acquired if the Warrant Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise of the Warrant, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Warrant Holder’s right to participate in any such Purchase Right would result in the Warrant Holder and its affiliates exceeding the Beneficial Ownership Limitation, then the Warrant Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Warrant Holder until such time or times, if ever, as its right thereto would not result in the Warrant Holder and its affiliates exceeding the Beneficial Ownership Limitation, at which time or times the Warrant Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

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(b)

Rights Upon Distribution of Assets. In addition to any adjustments pursuant to Section 7 above, if, during the Exercise Period, the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), then, in each such case, the Warrant Holder shall be entitled to participate in such Distribution to the same extent that the Warrant Holder would have participated therein if the Warrant Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of the Warrant, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Warrant Holder’s right to participate in any such Distribution would result in the Warrant Holder and its affiliates exceeding the Beneficial Ownership Limitation, then the Warrant Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Warrant Holder until such time or times, if ever, as its right thereto would not result in the Warrant Holder and its affiliates exceeding the Beneficial Ownership Limitation, at which time or times the Warrant Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

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9.

Beneficial Ownership Limitation. The Warrant Holder shall not have the right to exercise this Warrant to the extent that after giving effect to the issuance of Warrant Shares after such exercise as set forth on the applicable Election to Purchase, the Warrant Holder or a person holding through such Warrant Holder (together with the Warrant Holder’s or person’s affiliates (as defined in Rule 405 under the Securities Act), and any other persons acting as a group together with that Warrant Holder or person or any of that Warrant Holder’s or person’s affiliates), would beneficially own in excess of 4.99% (the “Beneficial Ownership Limitation”) of the Company’s Common Stock. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a person shall include the number of Warrant Shares that would be owned by that person issuable upon exercise of the Warrant with respect to which such determination is being made, but shall exclude the number of Warrant Shares (a) which would be issuable upon exercise of the remaining, non-exercised Warrants beneficially owned by that person or any of its affiliates and (b) underlying any other securities of the Company held by such Warrant Holder or its affiliates that are exercisable or convertible into Common Stock and subject to a limitation on conversion or exercise that is analogous to the limitation contained in this Section 9. Except as set forth in the preceding sentence, for purposes of this Section 9, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Warrant Holder that the Company is not representing to the Warrant Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Warrant Holder or beneficial owner is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 9 applies, the determination of whether a Warrant is exercisable and of the number of Warrants that are exercisable shall be in the sole discretion of the Warrant Holder, and the submission of an Election to Purchase shall be deemed to be the Warrant Holder’s determination of whether such Warrant is exercisable and of the number of Warrants that are exercisable, and the Company shall not have any obligation to verify or confirm the accuracy of such determination and shall not have any liability for any error made by the Warrant Holder or any other person. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 9, in determining the number of outstanding shares of Common Stock, a Warrant Holder or other person may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company’s most recent periodic or annual report filed with the U.S. Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) a more recent written notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a person that represents that it is or is acting on behalf of a Warrant Holder, the Company shall, within two (2) trading days, confirm orally or in writing or by e-mail to that person the number of shares of Common Stock then outstanding. Upon delivery of a written notice to the Company, the Warrant Holder may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 9.99% as specified in such notice, provided that any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and any such increase or decrease will apply only to the Warrant Holder and its affiliates and not to any other holder of warrants. The provisions of this Section 9 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 9 to correct this subsection (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained.

10.

Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Warrant Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further action. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Warrant Holder at the Warrant Holder’s last address as shown on the Warrant Register.

11.

Notice. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or email transmission if such transmission is confirmed, by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses (or to such other addresses which such party shall subsequently designate in writing to the other party):

(a)

If to the Company:

Blue Sphere Corporation

301 McCullough Drive, 4th Floor

Charlotte, North Carolina 28262

Attention: Shlomi Palas

Email: shlomi@bluespherecorporate.com

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with a copy to:

Thompson Hine LLP

335 Madison Avenue, 12th Floor

New York, NY 10017

Attention: Peter J. Gennuso, Esq.

Email: peter.gennuso@thompsonhine.com

(b)

If to the Warrant Holder:

Attention:

Email:

12.

Miscellaneous.

(a)

This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

(b)

Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

(c)

This Warrant and the obligations of the Company hereunder shall not be assignable by the Company.

(d)

The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)

In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f)

The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

(g)

This Warrant may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Warrant. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

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(h)

This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws.

(i)

Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the New York, New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

THE COMPANY:

blue sphere corporation

By:
Name:	Shlomi Palas
Title:	Chief Executive Officer

[Signature Page to Warrant]

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

Blue Sphere Corporation

Re: Election to Purchase Shares of Common Stock Under the Warrant

Gentlemen:

In accordance with the Warrant enclosed with this Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock of Blue Sphere Corporation at an original Exercise Price of USD $________ per share, subject to adjustment under the terms and conditions of the Warrant, and encloses herewith $____________ in cash, certified or official bank check(s), which sum represents the aggregate price for the number of shares of Common Stock to which this Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant. Any capitalized terms used but not defined in this Election to Purchase shall have the meaning ascribed to them in the accompanying Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

Name:

Taxpayer ID:

Address:

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

Name:

Address:

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

WARRANT HOLDER:

Name:

By:

Title:

Dated:	____________________, ______

(Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant)

NOTICE OF CASHLESS EXERCISE

TO: Blue Sphere Corporation

[Address]

Attn:  Secretary

The undersigned hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Blue Sphere Corporation, at an original Exercise Price of USD $______ per share, pursuant to the cashless exercise provision of Section 6 of the attached Warrant.

Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

Name:

Taxpayer ID:

Address:

The undersigned represents that the undersigned is an “accredited investor,” and that the Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

WARRANT HOLDER:

Name:

By:

Title:

Dated:	____________________, ______